EXHIBIT 99

                         FORM 3 JOINT FILER INFORMATION


Name:  Stonehill Capital Management LLC
Address:  885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Institutional Partners, L.P.
Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WHX)
Date of Event Requiring Statement:  October 28, 2003

Signature:  /s/ John Motulsky, a Managing Member
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Name:  Stonehill Advisors LLC
Address:  c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor,
  New York, NY 10022
Designated Filer:  Stonehill Institutional Partners, L.P.
Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WHX)
Date of Event Requiring Statement:  October 28, 2003

Signature:  /s/ John Motulsky, a Managing Member
            ------------------------------------


Name:  Stonehill Offshore Partners Limited
Address:  c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor,
  New York, NY 10022
Designated Filer:  Stonehill Institutional Partners, L.P.
Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WHX)
Date of Event Requiring Statement:  October 28, 2003

Signature:  /s/ John Motulsky, a Managing Member of Stonehill Advisers LLC,
            ---------------------------------------------------------------
                its investment adviser
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Name:  John Motulsky
Address:  c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor,
  New York, NY 10022
Designated Filer:  Stonehill Institutional Partners, L.P.
Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WHX)
Date of Event Requiring Statement:  October 28, 2003

Signature:  /s/ John Motulsky
            -----------------


Name:  Wayne Teetsel
Address:  c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor,
  New York, NY 10022
Designated Filer:  Stonehill Institutional Partners, L.P.
Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WHX)
Date of Event Requiring Statement:  October 28, 2003

Signature:  /s/ Wayne Teetsel
            -----------------


Name:  Christopher Wilson
Address:  c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor,
  New York, NY 10022
Designated Filer:  Stonehill Institutional Partners, L.P.
Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WHX)
Date of Event Requiring Statement:  October 28, 2003

Signature:  /s/ Christopher Wilson
            ----------------------